Exhibit 10.1

FOURTH AMENDMENT TO THE

UNRESTRICTED AND OPEN LINE OF CREDIT

This Fourth Amendment to the Unrestricted and Open Line of Credit (the “Amendment”) is made and effective as of July 28, 2016 (“Amendment Effective Date”) by and between Flux Power, Inc., a California corporation (the “Borrower”), and Esenjay Investments, LLC ( the “Lender”).

Pursuant to the terms and conditions hereof, the Amendment is hereby incorporated into the 2012 Loan (as defined below) as if fully set forth therein. Capitalized terms used herein and not otherwise defined shall have the meaning assigned in the 2012 Loan (as defined below).

RECITALS

WHEREAS, Borrower and Lender have entered into that certain Unrestricted and Open Line of Credit dated September 24, 2012, as subsequently amended by First Amendment to the Unrestricted and Open Line of Credit dated October 16, 2013, the Second Amendment dated December 29, 2015 and the Third Amendment to the Unrestricted and Open Line of Credit effective as of March 29, 2016 (as amended the “2012 Loan”) for aggregate line of credit in the amount of $3,500,000;

WHEREAS, as of the Amendment Effective Date, Lender has advanced to the Borrower an aggregate of $1,200,000 under the 2012 Loan;

WHEREAS, the parties desires to amend the 2012 Loan pursuant to the terms and conditions of this Amendment to extend the maturity date to January 31, 2018.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Maturity Date. The Maturity Date referenced in the 2012 Loan is hereby deleted in its entirety and shall, as of the Amendment Effective Date, be amended to read in its entirety as follows:

“Maturity Date:          January 31, 2018”

2.      Except as amended hereby, all the terms of the 2012 Loan, as amended, are hereby ratified and acknowledged as being in full force and effect.

3.      This Amendment may be executed in two counterparts, each of which shall constitute an original and which, together, shall constitute one and the same instrument. The parties may execute facsimile copies of this Amendment and delivery by facsimile shall be deemed to be delivery of an executed Amendment.

Fourth Amendment to the Unrestricted and Open Line of Credit

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by its authorized representative as of the date set forth above.

BORROWER

Flux Power, Inc.,

a California corporation

          /s/ Ronald Dutt

By:      Ronald Dutt

Title: Chief Executive Officer

LENDER

Esenjay Investments, LLC,

          /s/ Howard Williams

By:      Howard Williams

Title: Treasurer

Agreed and consented.

Flux Power Holdings, Inc.,

a Nevada corporation

     /s/ Ronald Dutt

By:   Ronald Dutt

Title: Chief Executive Officer

Dated: July 28, 2016

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Fourth Amendment to the Unrestricted and Open Line of Credit